UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2022

FORMA THERAPEUTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39333	37-1657129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Forma Therapeutics Holdings, Inc.

300 North Beacon Street, Suite 501

Watertown, Massachusetts 02472

(Address of principal executive offices, including zip code)

(617) 679-1970

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FMTX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On May 26, 2022, Forma Therapeutics Holdings, Inc. (“Forma”) held its Virtual Research and Development (“R&D”) Day. In connection with the R&D Day, Forma issued a press release titled “Forma Therapeutics Highlights Etavopivat Development Expansion and Introduces New Oncology Program from Research Pipeline at Inaugural Research and Development (R&D) Day,” a copy of which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K. In addition, Forma has made available on its website Forma’s presentation from the R&D Day. The presentation has been added to the Forma’s website at ir.formatherapeutics.com. A copy of the presentation is also furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibits 99.1 and 99.3 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On May 26, 2022, Forma provided the below updates related to its product candidates and R&D programs.

Etavopivat (oral PKR activator) Program in SCD, thalassemia and MDS:

In addition to ongoing enrollment in the Phase II/III Hibiscus Study in SCD, Forma will outline ongoing and anticipated future development plans:

•

A Phase II trial is enrolling patients in three cohorts: SCD with chronic transfusion, and both transfusion-dependent and non-transfusion-dependent thalassemia. Etavopivat has the potential to address RBC health, hemolytic anemia and/or ineffective erythropoiesis in these populations, leading to reduction of transfusion burden and associated iron overload and improvement of anemia.

•

A Phase II trial in lower risk MDS is planned to commence in the second half of 2022. Dr. Michael Savona of Vanderbilt University will review the significant unmet need in lower-risk MDS and the potential for etavopivat to provide a well-tolerated oral treatment that may be able to improve the ability of bone marrow to produce healthier RBCs.

•	Analyses from the completed Phase I trial in SCD show benefit in both pain events reported in the trial and vaso-occlusive crises (VOC’s) occurring on treatment.

•	Enrollment in the Phase II/III Hibiscus Study in SCD is on track for the first interim analysis (IA1) in late 2022.

FT-7051 (oral CBP/p300 inhibitor) in prostate cancer:

Forma’s Phase I trial continues to enroll men with metastatic castration-resistant prostate cancer (mCRPC).

•	As of May 12, 2022, 25 patients have enrolled in the Phase I dose escalation trial, assessing the predicted efficacious exposure range supported by target engagement.

•	The trial population is heavily pre-treated, with a high AR-v7 positivity rate and mutation burden.

•	Future trial enrollment to include less heavily pre-treated patients and alternative dosing schedule to address adverse events, with updated results expected in the first half of 2023.

Research Pipeline/RBC Health:

Forma’s ongoing research efforts are focused on novel mechanisms of action in oncology and expansion in red blood cell health and hematologic diseases:

•

Forma’s research pipeline is led by the USP1 program (FT-3171), targeting a novel DNA damage repair pathway with potential to address multiple tumor types in both poly ADP ribose polymerase inhibitor (PARPi)-sensitive and resistant settings.

•	FT-3171 IND filing is expected in the first half of 2023.

•	Ongoing pre-clinical research is targeting areas of expansion for RBC health, novel mechanisms that may be complementary to etavopivat in rare hematology, and targeted oncology.

The disclosure under this Item 8.01 contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, express or implied statements regarding Forma’s beliefs and expectations regarding: business plans and objectives; future plans for etavopivat, FT-7051 and FT-3171, including expectations regarding potential development expansion plans as well as regulatory filings, enrollment, timing, success and data announcements of planned and ongoing clinical and pre-clinical trials; therapeutic potential, clinical benefits, mechanisms of action and safety of Forma’s product candidates; plans for the USP1 program (FT-3171) and other research pipeline expansion efforts; upcoming milestones and planned additional trials for the company’s product candidates; growth as a company; upcoming presentations of Forma’s R&D programs, including the introduction of a new molecule and related studies; uses and need of capital, expenses and other financial results currently or in the future. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

Any forward-looking statements in this press release are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this press release, including, without limitation, those risks and uncertainties associated with the following: the impact of the COVID-19 pandemic on the company’s business, operations, supply chain, patient enrollment and retention, clinical trials, strategy, goals and anticipated milestones, as well as global economies and financial markets; the therapeutic potential of Forma’s product candidates and the timing and completion of Forma’s clinical trials and related data analyses; positive results from a clinical study may not necessarily be predictive of the results of future or ongoing clinical studies; any one or more of Forma’s product candidates may not be successfully developed and commercialized; regulatory developments in the United States and foreign countries; Forma’s ability to protect and maintain Forma’s intellectual property position; and Forma’s ability to fund operations; as well as those risks and uncertainties set forth more fully under the caption “Risk Factors” in Forma’s most recent annual report on Form 10-Q filed with the United States Securities and Exchange Commission (SEC) and subsequent filings with the SEC. We caution you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. Any forward-looking statement included in this Item 8.01 speaks only as of the date on which it was made. Forma undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.	Exhibits

(d) Exhibits

99.1	Press release issued by Forma Therapeutics Holdings, Inc. on May 26, 2022, furnished herewith.

99.2	R&D Day Presentation by Forma Therapeutics Holdings, Inc. on May 26, 2022, furnished herewith.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORMA THERAPEUTICS HOLDINGS, INC.

Date: May 26, 2022	By:	/s/ Jeannette Potts
	Name:	Jeannette Potts, Ph.D., J.D.
	Title:	SVP, General Counsel